                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 8, 2005

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          MICHIGAN                    1-16577               38-3150651
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
         incorporation)                 Number)           Identification No.)

  5151 CORPORATE DRIVE, TROY, MICHIGAN                           48098
(Address of principal executive offices)                      (Zip Code)

                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================




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ITEM 8.01 OTHER EVENTS

On December 8, 2005, Flagstar Bancorp, Inc. issued a press release announcing that Flagstar ABS, LLC, a wholly-owned subsidiary of Flagstar Bank, FSB, has issued $600 million aggregate principal amount of asset backed notes through Flagstar Home Equity Loan Trust 2005-1. Flagstar Bank, FSB is a wholly-owned subsidiary of Flagstar Bancorp, Inc. The text of the press release is included as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (c) The following exhibits are being furnished herewith:

Exhibit No.           Exhibit Description
-----------           -------------------

99.1         Press Release dated December 8, 2005.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              FLAGSTAR BANCORP, INC.

  Dated: December 8, 2005     By: /s/ Paul D. Borja
                                 --------------------------------------------
                                 Paul D. Borja
                                 Executive Vice-President and Chief Financial
                                 Officer
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                                 Exhibit Index
                                 -------------


Exhibit No.         Exhibit Description
-----------         -------------------
99.1            Press Release dated December 8, 2005.